Exhibit 99.1

Immunome Reports Second Quarter 2023 Financial Results

Exton, PA – August 9, 2023 – Immunome, Inc. (Nasdaq: IMNM), a biopharmaceutical company that utilizes its human memory B cell platform to discover and develop first-in-class antibody therapeutics to improve patient care, today reported financial results for the second quarter ended June 30, 2023 and provided a corporate update.

“We believe combining Immunome and Morphimmune’s technologies represents a major step in our long-term strategy of creating a preeminent oncology therapeutics company,” stated Purnanand Sarma, PhD, President and CEO of Immunome. “Targeted cancer therapies have made great strides in recent years, and the possible synergy between Morphimmune’s Targeted Effector Platform and Immunome’s proprietary Discovery Engine presents an opportunity to discover and develop truly novel therapies that can help cancer patients. We look forward to completing the merger by the end the year.”

Highlights

•	Immunome and Morphimmune Announce Definitive Merger Agreement and Simultaneous Private Placement Investment of $125 Million to Develop Targeted Cancer Therapies. In June 2023, Immunome and Morphimmune, a private biotechnology company focused on developing targeted oncology therapeutics, announced that the two companies entered into a definitive merger agreement. The closing of the transaction is subject to customary closing conditions, including the effectiveness of the registration statement on Form S-4 to be filed by Immunome, and the receipt of required stockholder approvals from Immunome and Morphimmune stockholders.

o	The combined company, which will operate as Immunome, will feature a synergistic platform expected to enable the development of best-in-class targeted cancer therapies across multiple modalities

o	Clay B. Siegall, Ph.D., current Morphimmune President & CEO and former co-founder & CEO of Seagen, Inc., to serve as Chairman and CEO of combined company

o	A concurrent $125 million private placement investment with leading institutional investors will support development of a combined pipeline expected to submit three investigational new drug applications (INDs) within 18 months of closing

•	Immunome Published Preclinical Research Demonstrating that Inhibition of IL-38 Using an Antibody Leads to Anti-Tumor Activity. In May 2023, Immunome announced the publication of data highlighting efficacy of its preclinical IL-38 blocking antibody, titled “IL-38 blockade induces anti-tumor immunity by abrogating tumor-mediated suppression of early immune activation,” in the peer-reviewed journal mAbs. The data in the article demonstrates that antibody-based targeting of IL-38 leads to activation of the immunostimulatory anti-tumor mechanisms within the tumor microenvironment in preclinical testing.

Financial Highlights

•	Collaboration Revenue: Collaboration Revenue from the Collaboration Agreement with AbbVie for the three months ended June 30, 2023 was $4.3 million.

•	Research and development (R&D) expenses: R&D expenses for the three months ended June 30, 2023 were $5.7 million.

•	General and administrative (G&A) expenses: G&A expenses for the three months ended June 30, 2023 were $4.2 million.

•	Net loss: Net loss for the three months ended June 30, 2023 was $5.6 million, or $0.46 per share.

•	Cash and cash equivalents: As of June 30, 2023, cash and cash equivalents totaled $38.4 million.

About Immunome

Immunome is a biopharmaceutical company that utilizes its proprietary human memory B cell platform to discover and develop antibody therapeutics to improve patient care. The company’s focus is on discovering and developing therapeutics in oncology internally and in collaboration with its partners.

Immunome’s proprietary Discovery Engine identifies novel therapeutic antibodies and their targets through an unbiased interrogation of human memory B cells, highly educated components of the immune system, isolated from patients. Memory B cells are key elements in the human immune system response to disease as they produce specific, high-affinity antibodies that bind to cancer antigens or pathogens. Immunome’s Discovery Engine incorporates high-throughput screening to enable efficient, unbiased, broad, and deep functional evaluation of patient memory B cell repertoires to identify antibodies directed at novel targets. The functional data Immunome generates differentiates Immunome’s approach from those that use deep sequencing of B cells to identify dominant clones that are common within and across patients and assumes genomic dominance is a hallmark of therapeutic utility.

For more information, visit www.immunome.com.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). These include, but are not limited to, statements regarding the anticipated completion and effects of the proposed merger and private placement and related timing; the combined company’s planned clinical programs, including the timeline for filing of INDs and planned clinical trials; the potential of the combined company’s product candidates; the expected trading of the combined company’s stock on Nasdaq; management of the combined company; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunome undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, the outcome of any legal proceedings that may be instituted against Morphimmune or Immunome following the announcement of the merger; the inability to complete the merger, including due to the inability to concurrently close the merger and the private placement of common stock or due to failure to obtain approval of the stockholders of Immunome; delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete the merger, if any; the inability to recognize the anticipated benefits of the merger, which may be affected by, among other things, competition, the ability of the combined company to grow and successfully execute on its business plan; costs related to the merger; changes in the applicable laws or regulations; the timing for achievement of milestones and the corresponding receipt of milestone payments; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; the risk that regulatory approvals for the combined company’s programs and product candidates are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the post-combination combined company or the expected benefits of the merger; the combined company’s ability to manage future growth; the combined company’s ability to manage clinical trials or studies; the risk that pre-clinical data may not be predictive of clinical data; the complexity of numerous regulatory and legal requirements that the combined company needs to comply with to operate its business; the reliance on the combined company’s management; the prior experience and successes of the combined company’s management team are not indicative of any future success; the dependence on the success of Morphimmune’s targeted effector platform and Immunome’s human memory B cell platform; the failure to obtain, adequately protect, maintain or enforce the combined company’s intellectual property rights; and other risks and uncertainties indicated from time to time described in Immunome’s Annual Report on Form 10-K for the year ended December 31, 2022, the Registration Statement, once available, relating to the merger, including those under “Risk Factors” therein, and in Immunome’s other filings with the SEC. Immunome cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements which speak only as of the date made. Moreover, Morphimmune and Immunome operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, Immunome undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this press release to conform these statements to actual results or to changes in their expectations.

Changes and Additional Information About the Proposed Merger and Where to Find It

This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that Immunome has filed or may file with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger.

In connection with the proposed merger, Immunome has filed a registration statement on Form S-4 (File No. 333-273792) (the “Registration Statement”) with the SEC that includes a proxy statement/prospectus of Immunome, that will be both the proxy statement to be distributed to holders of Immunome’s common stock in connection with its solicitation of proxies for the vote by Immunome’s stockholders with respect to the proposed merger and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the proposed merger. The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the proposed merger and the other matters to be voted upon at a meeting of Immunome’s stockholders to be held to approve the proposed merger and other matters (the “Merger Special Meeting”). Immunome may also file other documents with the SEC regarding the proposed merger. Immunome stockholders and other interested persons are advised to read the Registration Statement, including the proxy statement/prospectus contained therein, as well as any amendments or supplements thereto, because they contain important information about the proposed merger. When available, the definitive proxy statement/prospectus will be mailed to Immunome stockholders as of a record date to be established for voting on the proposed merger and the other matters to be voted upon at the Merger Special Meeting.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Immunome, Morphimmune, and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Immunome’s stockholders with respect to the proposed merger. Information regarding the persons who may be deemed participants in the solicitation of proxies from Immunome’s stockholders in connection with the proposed merger are contained in the proxy statement/prospectus forming a part of the Registration Statement and will be contained in the definitive proxy statement/prospectus relating to the proposed merger, when available, which will be filed with the SEC.

IMMUNOME, INC.

Condensed Balance Sheets

(In thousands, except share data)

(unaudited)

	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$38,416	$20,323
Prepaid expenses and other current assets	1,110	2,326
Total current assets	39,526	22,649
Property and equipment, net	1,203	681
Operating right-of-use asset, net	174	284
Restricted cash	100	100
Deferred offering costs	432	332
Total assets	$41,435	$24,046
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,699	$2,400
Accrued expenses and other current liabilities	5,025	4,931
Deferred revenue, current	17,668	—
Total current liabilities	26,392	7,331
Deferred revenue, non-current	5,705	—
Other long-term liabilities	—	62
Total liabilities	32,097	7,393
Commitments and contingencies (Note 7)
Stockholders’ equity:
Preferred stock, $0.0001 par value; 10,000,000 shares authorized; no shares issued or outstanding at June 30, 2023 and December 31, 2022, respectively	—	—
Common stock, $0.0001 par value; 200,000,000 shares authorized; 12,200,433 and 12,128,843 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	1	1
Additional paid-in capital	135,165	132,653
Accumulated deficit	(125,828)	(116,001)
Total stockholders’ equity	9,338	16,653
Total liabilities and stockholders’ equity	$41,435	$24,046

The accompanying notes are an integral part of these unaudited condensed financial statements.

IMMUNOME, INC.

Condensed Statements of Operations

(In thousands, except share and per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Collaboration revenue	$4,263	$—	$6,627	$—
Operating expenses:
Research and development	5,716	5,717	9,629	13,795
General and administrative	4,320	3,209	7,242	6,785
Total operating expenses	10,036	8,926	16,871	20,580
Loss from operations	(5,773)	(8,926)	(10,244)	(20,580)
Interest income	216	2	417	3
Net loss	$(5,557)	$(8,924)	$(9,827)	$(20,577)
Per share information:
Net loss per share of common stock, basic and diluted	$(0.46)	$(0.74)	$(0.81)	$(1.70)
Weighted-average common shares outstanding, basic and diluted	12,197,801	12,127,385	12,190,182	12,125,156

The accompanying notes are an integral part of these unaudited condensed financial statements.

IMMUNOME, INC.

Condensed Statements of Cash Flows

(In thousands)

(unaudited)

	Six Months ended June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(9,827)	$(20,577)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	195	224
Amortization of right-of-use asset	110	33
Share-based compensation	2,257	2,637
Changes in operating assets and liabilities:
Prepaid expenses and other assets	1,216	4,448
Accounts payable	1,276	2,182
Accrued expenses and other current liabilities	(33)	(3,342)
Deferred revenue	23,373	—
Other long-term liabilities	(62)	(41)
Net cash provided by (used in) operating activities	18,505	(14,436)
Cash flows from investing activities:
Purchases of property and equipment	(446)	(176)
Net cash used in investing activities	(446)	(176)
Cash flows from financing activities:
Proceeds from exercise of stock options	—	32
Proceeds from issuance of common stock under ATM, net	34	—
Net cash provided by financing activities	34	32
Net increase (decrease) in cash and cash equivalents and restricted cash	18,093	(14,580)
Cash and cash equivalents and restricted cash at beginning of period	20,423	49,329
Cash and cash equivalents and restricted cash at end of period	$38,516	$34,749

Supplemental disclosures of cash flow information:
Issuance of common stock to certain board of directors in lieu of accrued compensation	$221	$—
Deferred offering costs in accrued expenses and other current liabilities	$100	$—
Property and equipment included in accounts payable	$23	$—
Property and equipment included in accrued expenses and other current liabilities	$248	$—

The accompanying notes are an integral part of these unaudited condensed financial statements.

Immunome Contact

Corleen Roche

Chief Financial Officer

Immunome, Inc.

investors@immunome.com

Investor Contact

Laurence Watts

Managing Director

Gilmartin, LLC

laurence@gilmartinir.com

Media Contact

Andrew Mielach

Vice President, Account Management

LifeSci Communications

amielach@lifescicomms.com